Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1 TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of August 15, 2024 (this “Amendment”), is among AUDACY RECEIVABLES, LLC, a Delaware limited liability company, as seller (the “Seller”), AUTOBAHN FUNDING COMPANY LLC (“Autobahn”), as an investor (in such capacity, the “Investor”), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN (“DZ BANK”), as agent on behalf of the Investor Parties (in such capacity, together with its successors and assigns in such capacity, the “Agent”), and AUDACY OPERATIONS, INC., a Delaware corporation, in its individual capacity (“Audacy Operations”) and as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”).

W I T N E S S E T H:

WHEREAS, the Servicer, the Seller, the Investor, and the Agent have heretofore entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of January 9, 2024 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”);

WHEREAS, concurrently herewith, the parties hereto are entering into that certain Limited Waiver Agreement, dated as of the date hereof (the “DZ Limited Waiver Agreement”); and

WHEREAS, the parties hereto wish to modify the Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

A G R E E M E N T:

1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein (including in the recitals) have the meanings attributed thereto in (or by reference in) the Agreement.

2. Amendments to the Agreement. The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

3. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent:

(a) Execution of the Amendment. The Agent shall have received a counterpart of this Amendment duly executed by each of the other parties hereto.

(b) Execution of DZ Limited Waiver Agreement. The Agent shall have received counterparts of the DZ Limited Waiver Agreement duly executed by each of the parties thereto.

(c) No Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing either before or immediately after giving effect to this Amendment or the transactions contemplated hereby, other than the Specified Defaults (as defined in the DZ Limited Waiver Agreement).

(d) Court Approval. The Bankruptcy Court shall have approved this Amendment.

4. Certain Representations and Warranties. Each of Audacy Operations, the Servicer and the Seller represents and warrants to each other and to each Investor Party on the date hereof, as follows:

(a) Representations and Warranties. The representations and warranties made by such party in the Agreement and in any other Transaction Document to which it is a party are true and correct both before and immediately after giving effect to this Amendment, as though made on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct on and as of such earlier date.

(b) Power and Authority; Due Authorization. It (i) has all necessary power and authority to (A) execute and deliver this Amendment and (B) perform its obligations under the Transaction Documents to which it is a party (as amended by this Amendment) and (ii) has duly authorized by all necessary action the execution and delivery of this Amendment and the performance of the Transaction Documents to which it is a party (as amended by this Amendment).

(c) Binding Obligations. This Amendment and each of the other Transaction Documents to which such Person is a party constitutes legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d) No Conflict or Violation. The consummation of the transactions contemplated by this Amendment and the fulfillment of the terms hereof by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Organizational Documents of such Person or any material indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than the Agreement and the other Transaction Documents or (iii) conflict with or violate any Applicable Law, except to the extent that any such conflict or violation, as applicable, would not reasonably be expected to have a Material Adverse Effect.

(e) No Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing either before or immediately after giving effect to this Amendment or the transactions contemplated hereby, other than the Specified Defaults (as defined in the DZ Limited Waiver Agreement).

(f) Capital Coverage Deficit. No Capital Coverage Deficit exists or would exist immediately after giving effect to this Amendment or the transactions contemplated hereby.

(g) Termination Date. The Termination Date has not occurred.

5. Reference to, and Effect on the Agreement and the Transaction Documents.

(a) The Agreement (except as specifically amended herein) shall remain in full force and effect and the Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.

(b) On and after the execution and delivery of this Amendment, (i) this Amendment shall be a part of the Agreement amended hereby and (ii) each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Agreement, and each reference in any other Transaction Document to “the Receivables Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Investor, nor constitute a waiver of any provision of the Agreement or any other Transaction Document.

(d) To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent.

6. Further Assurances. Each of the Servicer and the Seller hereby agrees to do, at the Seller’s expense, all such things and execute all such documents and instruments and authorize and file all such financing statements and financing statement amendments, in each case, as the Agent, or the Investor may reasonably consider necessary or desirable to give full effect to the transactions contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

7. Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Agreement.

8. Costs and Expenses. The Seller agrees to pay promptly all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable Attorney Costs for the Agent and the Investor Parties with respect thereto.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or any Transaction Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

11. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

12. CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 12 SHALL AFFECT THE RIGHT OF THE AGENT OR ANY OTHER INVESTOR PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) EACH OF THE SELLER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 12.02 OF THE AGREEMENT. NOTHING IN THIS SECTION 12 SHALL AFFECT THE RIGHT OF THE AGENT OR ANY OTHER INVESTOR PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

13. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

15. Performance Guaranty. The Performance Guarantor hereby consents to this Amendment and agrees that the Agreement, each as amended hereby, shall remain in full force and effect immediately after giving effect to this Amendment. Immediately after giving effect to this Amendment, all of the provisions of the Amended and Restated Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Amended and Restated Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AUDACY OPERATIONS, INC., a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code individually, and as Servicer

By:	/s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President

AUDACY RECEIVABLES, LLC, as Seller

By:	/s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President

AUDACY INC., a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code as Performance Guarantor

By:	/s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President

S-1	Amendment No. 1 to A&R RPA (DZ-Audacy)

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN,
as Agent

By:	/s/ Nellie Flek
Name: Nellie Flek
Title: Vice President

By:	/s/ Jin Ahn
Name: Jin Ahn
Title: Senior Associate

AUTOBAHN FUNDING COMPANY LLC,
as Investor

By:	/s/ Nellie Flek
Name: Nellie Flek
Title: Vice President

By:	/s/ Jin Ahn
Name: Jin Ahn
Title: Senior Associate

S-2	Amendment No. 1 to A&R RPA (DZ-Audacy)

EXHIBIT A

[Amendments to the Agreement]

(attached)

~~EXECUTION VERSION~~EXHIBIT A to Amendment No. 1 to A&R RPA, Dated as of

August 15, 2024

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of January 9, 2024

by and among

AUDACY RECEIVABLES, LLC,

as Seller,

AUTOBAHN FUNDING COMPANY LLC, as Investor,

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK,

FRANKFURT AM MAIN,

as Agent,

and

AUDACY OPERATIONS, INC.,

a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code,

as initial Servicer

“DZ Limited Waiver Agreement” means that certain Limited Waiver Agreement, dated as of August 15, 2024, among the Servicer, the Seller, the Performance Guarantor, the Investor, and the Agent.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of the EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means (i) any Investor or any of its Affiliates, (ii) any Person managed by an Investor or any of its Affiliates and (iii) any other commercial bank or other financial institution.

“Eligible Contract” means a Contract governed by the law of the United States of America or of any State thereof that contains an obligation to pay a specified sum of money on or before a date certain and that has been duly authorized by each party thereto and which (i) does not require the Obligor thereunder to consent to any transfer, sale or assignment thereof or of the related Receivable or any proceeds of any of the foregoing, (ii) is not subject to a confidentiality provision, covenant of non-disclosure or similar restrictions that would restrict the ability of the Agent or any Investor Party to fully exercise or enforce its rights under the Transaction Documents (including any rights thereunder assigned or originated to them hereunder) with respect to the related Receivable, (iii) is not “chattel paper” as defined in the UCC of any jurisdiction governing the perfection or assignment of the related Receivable, (iv) the payment terms of which have not been modified, extended or rewritten in any manner (except for extensions and modifications expressly permitted hereunder), (v) has not otherwise been made non-assignable and (vi) remains in full force and effect.

“Eligible DIP Facility” means a DIP Facility that satisfies each of the following criteria: (a) such DIP Facility is not secured by Adverse Claims on any membership interests or any other equity interests issued by the Seller, (b) such DIP Facility is not secured by Adverse Claims on any Support Assets, (c) no superpriority administrative expense claims arising under or in connection with such DIP Facility shall rank senior to the Superpriority Claims granted to the Secured Parties under the Transaction Documents, other than any “Carve Out” (as defined in the applicable orders approving such Eligible DIP Facility) and (d) the Agent and the Investors have confirmed in writing to the Seller that the provisions of the underlying agreements of such DIP Facility and documents related thereto (including the interim order and, to the extent then entered, the final order, approving such DIP Facility) which have an adverse impact on the legal or economic rights of the Investors are otherwise in form and substance reasonably satisfactory

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority with a power to tax and all interest, penalties or additions to tax applicable thereto.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Termination Date” means the earliest to occur of (a) the Scheduled Termination Date, (b) the date on which the “Termination Date” is declared or deemed to have occurred under Section 9.01 or Section 9.02, (c) the date selected by the Seller on which all Commitments shall be terminated pursuant to Section 2.02(e), (d) the Exit Date other than if the Exit Conditions are satisfied on or before such date, (e) the date of consummation of a sale, pursuant to section 363 of the Bankruptcy Code or otherwise, of all or substantially all of the assets of any member of the Audacy Corporate Group, or (f) the ~~occurrence of the “maturity date” (or any similar date) under any DIP Facility prior to the Exit Date~~termination of the “Limited Waiver Period” under and as defined in the DZ Limited Waiver Agreement.

“Top Ten Material Suppliers” means the ten (10) Audacy suppliers that had the largest aggregate amounts paid over the prior twelve months as of the last day of Audacy’s most recently ended fiscal half-year that were also Obligors at any point over the same period (provided, that as of the Restatement Date, the Top Ten Material Suppliers are those listed on Schedule III attached hereto, which schedule shall be updated by the Agent and the Seller in writing after the end of each fiscal half-year beginning with the half year ended June 30, 2024). The aggregate amounts paid to any Audacy supplier for this analysis will include both (i) amounts paid through Audacy’s accounts payable system and (ii) any payments made by bank wire.

“Transaction Documents” means this Agreement, each Sale Agreement, the Account Control Agreements, the Fee Letter, the Performance Guaranty, the Administration Agreement, and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Transaction Information” means any information provided to any Rating Agency, in each case, to the extent related to such Rating Agency providing or proposing to provide a rating of any Commercial Paper Notes or monitoring such rating including, without limitation, information in connection with the Seller, the Transferor, any Originator, the Performance Guarantor, the Servicer or the Receivables.

“Transferor” means Audacy New York, LLC, a Delaware limited liability company and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code.